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                         CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in the Proxy Statement, Prospectus and Statement of Additional Information constituting parts of this registration statement on Form N-14 (the "N-14 Registration Statement") of our report dated December 19, 2002 relating to the October 31, 2002 financial statements and financial highlights of Prudential World Fund, Inc. - Prudential Global Growth Fund appearing in the October 31, 2002 Annual Report to Shareholders of Prudential World Fund, Inc. - Prudential Global Growth Fund, which is also incorporated by reference into the N-14 Registration Statement. We also consent to the reference to us under the heading "Independent Auditors" in such N-14 Registration Statement. We also consent to the references to us under the headings "Investment Advisory and Other Services" and "Financial Highlights" in that Fund's N-1A Registration Statement dated December 30, 2002, which is incorporated by reference in the N-14 Registration Statement.

We also consent to the incorporation by reference in the N-14 Registration Statement of our report dated December 19, 2002 relating to the October 31, 2002 financial statements and financial highlights of Prudential Pacific Growth Fund, Inc. appearing in the October 31, 2002 Annual Report to Shareholders of Prudential Pacific Growth Fund, Inc. which is also incorporated by reference into the N-14 Registration Statement. We also consent to the reference to us under the heading "Independent Auditors" in such N-14 Registration Statement. We also consent to the references to us under the headings "Investment Advisory and Other Services" and "Financial Highlights" in that Fund's N-1A Registration Statement dated December 30, 2002 which is incorporated by reference in the N-14 Registration Statement.

In addition, we consent to the incorporation by reference in the N-14 Registration Statement of our report dated June 23, 2003 relating to the April 30, 2003 financial statements and financial highlights of Prudential Europe Growth Fund, Inc. appearing in the April 30, 2003 Annual Report to Shareholders of Prudential Europe Growth Fund, Inc. which is also incorporated by reference into the N-14 Registration Statement. We also consent to the reference to us under the heading "Independent Auditors" in such N-14 Registration Statement. We also consent to the references to us under the headings "Investment Advisory and Other Services" and "Financial Highlights" in that Fund's N-1A Registration Statement dated June 30, 2003 which is incorporated by reference in the N-14 Registration Statement.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036
September 4, 2003